                                THE GALAXY FUND
                                   ("GALAXY")

                              RETAIL SHARES OF THE

                              SHORT-TERM BOND FUND
                      INTERMEDIATE GOVERNMENT INCOME FUND
                       (FORMERLY INTERMEDIATE BOND FUND)
                             HIGH QUALITY BOND FUND
                    (COLLECTIVELY THE "TAXABLE BOND FUNDS")

                              TAX-EXEMPT BOND FUND
                          NEW YORK MUNICIPAL BOND FUND
                        CONNECTICUT MUNICIPAL BOND FUND
                       MASSACHUSETTS MUNICIPAL BOND FUND
                        RHODE ISLAND MUNICIPAL BOND FUND
                   (COLLECTIVELY THE "TAX-EXEMPT BOND FUNDS")

                               EQUITY VALUE FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                           INTERNATIONAL EQUITY FUND
                           SMALL COMPANY EQUITY FUND
                             ASSET ALLOCATION FUND
                   (COLLECTIVELY THE "EQUITY FUNDS", AND WITH
                        THE TAXABLE BOND AND TAX-EXEMPT
                     BOND FUNDS, COLLECTIVELY THE "FUNDS")

                       SUPPLEMENT DATED DECEMBER 1, 1995
                      TO PROSPECTUSES DATED MARCH 1, 1995

IMPOSITION OF FRONT-END SALES CHARGE

  Effective December 1, 1995, the public offering price for Retail Shares of the Funds will be the sum of the net asset value of the Retail Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. In connection with the imposition of this front-end sales charge, the Prospectuses for Retail Shares of the Funds are supplemented as set forth below.

THE FIRST PARAGRAPH OF THE SECTION ENTITLED "EXPENSE SUMMARY" ON PAGE 2 OF EACH OF THE FUNDS' PROSPECTUSES HAS BEEN REVISED TO READ AS FOLLOWS:

                                EXPENSE SUMMARY

  Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail Shares and (ii) the operating expenses for Retail Shares of each Fund. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Funds. ANNUAL FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

THE FOLLOWING SECTION ON PAGE 2 OF THE TAXABLE BOND FUNDS' PROSPECTUS HAS BEEN REVISED TO READ AS FOLLOWS:

                                                    INTERMEDIATE
                                    SHORT-TERM       GOVERNMENT      HIGH QUALITY
                                     BOND FUND       INCOME FUND       BOND FUND
                                  (RETAIL SHARES)  (RETAIL SHARES)  (RETAIL SHARES)
                                  ---------------  ---------------  ---------------
SHAREHOLDER TRANSACTION EXPENSES
Front End Sales Charge Imposed
 on Purchases
 (as a percentage of offering
 price).........................       3.75%(/1/)       3.75%(/1/)       3.75%(/1/)
Sales Load on Reinvested
 Dividends......................       None             None             None
Deferred Sales Load.............       None             None             None
Redemption Fees(/2/)............       None             None             None
Exchange Fees...................       None             None             None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Advisory Fees (After Fee
 Waivers).......................        .55%             .55%             .55%
12b-1 Fees......................       None             None             None
Other Expenses (After Expense
 Reimbursements)................        .55%             .55%             .55%
                                       ----             ----             ----
Total Fund Operating Expenses
 (After Fee Waivers and Expense
 Reimbursements)................       1.10%            1.10%            1.10%
                                       ====             ====             ====

--------
(/1/) Reduced sales charges may be available. See "How to Purchase and Redeem
      Shares--Public Offering Price" and "How to Purchase and Redeem Shares-- Quantity Discounts".
(/2/) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) deduction at the time of purchase of the maximum applicable front-end sales load, (2) a 5% annual return, and (3) redemption of your investment at the end of the following periods:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Short-Term Bond Fund (Retail Shares)..........  $49     $71     $95     $165
Intermediate Government Income Fund (Retail
 Shares)......................................  $49     $71     $95     $165
High Quality Bond Fund (Retail Shares)........  $49     $71     $95     $165

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail Shares of the Funds will bear directly or indirectly. They are based on expenses incurred by each Fund during the last fiscal year, restated to reflect the fees which each Fund expects to incur during the current fiscal year on its Retail Shares. Without voluntary fee waivers and/or expense reimbursements by the Investment Adviser, Advisory Fees would be .75%, .75% and .75% and Total Fund Operating Expenses would be 1.47%, 1.32% and 1.35% for Retail Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, respectively. For more complete descriptions of these costs and expenses, see "How to Purchase and Redeem Shares", "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information.

THE FOLLOWING SECTION ON PAGE 2 OF THE TAX-EXEMPT BOND FUNDS' PROSPECTUS HAS BEEN REVISED TO READ AS FOLLOWS:

                            TAX-       NEW YORK     CONNECTICUT   MASSACHUSETTS  RHODE ISLAND
                           EXEMPT      MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL
                          BOND FUND    BOND FUND     BOND FUND      BOND FUND     BOND FUND
                           (RETAIL      (RETAIL       (RETAIL        (RETAIL       (RETAIL
                           SHARES)      SHARES)       SHARES)        SHARES)       SHARES)
                          ---------    ---------    -----------   -------------  ------------
SHAREHOLDER TRANSACTION
 EXPENSES
Front End Sales Charge
 Imposed on Purchases
 (as a percentage of
 offering price)........    3.75%(/1/)   3.75%(/1/)    3.75%(/1/)     3.75%(/1/)    3.75%(/1/)
Sales Load on Reinvested
 Dividends..............     None         None          None           None          None
Deferred Sales Load.....     None         None          None           None          None
Redemption Fees(/2/)....     None         None          None           None          None
Exchange Fees...........     None         None          None           None          None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (After Fee
 Waivers)...............      .53%         .52%            0%             0%            0%
12b-1 Fees..............     None         None          None           None          None
Other Expenses (After
 Expense
 Reimbursements)........      .42%         .43%          .95%           .95%          .20%
                            -----        -----         -----          -----         -----
Total Fund Operating
 Expenses (After Fee
 Waivers and Expense
 Reimbursements)........      .95%         .95%          .95%           .95%          .20%
                            =====        =====         =====          =====         =====

--------
(/1/) Reduced sales charges may be available. See "How to Purchase and Redeem
      Shares--Public Offering Price" and "How to Purchase and Redeem Shares-- Quantity Discounts."
(/2/) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) deduction at the time of purchase of the maximum applicable front-end sales load, (2) a 5% annual return, and (3) redemption of your investment at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Tax-Exempt Bond Fund (Retail Shares)..........   $47     $66     $87     $148
New York Municipal Bond Fund (Retail Shares)..   $47     $66     $87     $148
Connecticut Municipal Bond Fund (Retail
 Shares)......................................   $47     $66     $87     $148
Massachusetts Municipal Bond Fund (Retail
 Shares)......................................   $47     $66     $87     $148
Rhode Island Municipal Bond Fund (Retail
 Shares)......................................   $40     $44     $48     $ 62

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail Shares of the Funds will bear directly or indirectly. They are based on expenses incurred by each Fund during the last fiscal year, restated to reflect the fees which each Fund expects to incur during the current fiscal year on its Retail Shares. Without voluntary fee waivers and/or expense reimbursements by the Investment Adviser, Advisory Fees would be .75%, .75%, .75%, .75% and .75% and

Total Fund Operating Expenses would be 1.29%, 1.35%, 1.67%, 1.69% and 1.70% for Retail Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, respectively. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes for the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds incorporated by reference into the Statement of Additional Information and, for the Rhode Island Municipal Bond Fund, included in the Statement of Additional Information.

THE FOLLOWING SECTION ON PAGE 2 OF THE EQUITY FUNDS' PROSPECTUS HAS BEEN REVISED TO READ AS FOLLOWS:

                                                                                  SMALL
                                        EQUITY       EQUITY         INTER-       COMPANY        ASSET
                            EQUITY      GROWTH       INCOME        NATIONAL      EQUITY       ALLOCATION
                          VALUE FUND     FUND         FUND        EQUITY FUND     FUND           FUND
                           (RETAIL      (RETAIL      (RETAIL        (RETAIL      (RETAIL       (RETAIL
                           SHARES)      SHARES)      SHARES)        SHARES)      SHARES)       SHARES)
                          ----------    -------      -------      -----------    -------      ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Front End Sales Charge
 Imposed on Purchases
 (as a percentage of
 offering price)........     3.75%(/1/)  3.75%(/1/)   3.75%(/1/)     3.75%(/1/)   3.75%(/1/)     3.75%(/1/)
Sales Load on Reinvested
 Dividends..............     None        None         None           None         None           None
Deferred Sales Load.....     None        None         None           None         None           None
Redemption Fees(/2/)....     None        None         None           None         None           None
Exchange Fees...........     None        None         None           None         None           None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (After Fee
 Waivers)...............      .75%        .75%         .75%           .79%         .75%           .75%
12b-1 Fees..............     None        None         None           None         None           None
Other Expenses (After
 Expense
 Reimbursements)........      .85%        .85%         .85%          1.16%        1.10%           .85%
                             ----        ----         ----           ----         ----           ----
Total Fund Operating
 Expenses (After Fee
 Waivers and Expense
 Reimbursements)........     1.60%       1.60%        1.60%          1.95%        1.85%          1.60%
                             ====        ====         ====           ====         ====           ====

--------
(/1/) Reduced Sales charges may be available. See "How to Purchase and Redeem
      Shares--Public Offering Price" and "How to Purchase and Redeem Shares-- Quantity Discounts".
(/2/) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) deduction at the time of purchase of the maximum applicable front-end sales load, (2) a 5% annual return, and (3) redemption of your investment at the end of the following periods:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Equity Value Fund (Retail Shares)..............  $54     $86    $121     $218
Equity Growth Fund (Retail Shares).............  $54     $86    $121     $218
Equity Income Fund (Retail Shares).............  $54     $86    $121     $218
International Equity Fund (Retail Shares)......  $57     $96    $138     $254
Small Company Equity Fund (Retail Shares)......  $56     $93    $133     $244
Asset Allocation Fund (Retail Shares)..........  $54     $86    $121     $218

  The Expense Summary and Example are intended to assist the investor in understanding the costs and expenses that an investor in Retail Shares of the Funds will bear directly or indirectly. They are based on expenses incurred by each Fund during the last fiscal year, restated to reflect the fees which each Fund expects to incur during the current fiscal year on its Retail Shares. Without voluntary fee waivers and/or expense reimbursements by the Investment Adviser, Advisory Fees would be 1.15% for the International Equity Fund and Total Fund Operating Expenses would be 1.69%, 1.65%, 2.43%, 2.06% and 1.75% for Retail Shares of the Equity Value Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund and Asset

Allocation Fund, respectively. For more complete descriptions of these costs and expenses, see "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information.

THE FOLLOWING PARAGRAPHS ARE ADDED UNDER "HOW TO PURCHASE AND REDEEM SHARES" IMMEDIATELY AFTER THE PARAGRAPH ENTITLED "PURCHASE OF SHARES" (I) ON PAGES 12-13 OF THE TAXABLE BOND FUNDS' PROSPECTUS, (II) ON PAGES 18-19 OF THE TAX-EXEMPT BOND FUNDS' PROSPECTUS, AND (III) ON PAGE 19 OF THE EQUITY FUNDS'
PROSPECTUS:

PUBLIC OFFERING PRICE

  The public offering price for Retail Shares of each Fund is the sum of the net asset value of the Retail Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                               TOTAL SALES CHARGE       REALLOWANCE TO DEALERS
                         ------------------------------ ----------------------
                           AS A % OF       AS A % OF          AS A % OF
                         OFFERING PRICE    NET ASSET        OFFERING PRICE
AMOUNT OF TRANSACTION      PER SHARE    VALUE PER SHARE       PER SHARE
---------------------    -------------- --------------- ----------------------
Less than $50,000.......      3.75           3.90                3.75
$50,000 to $99,999......      3.50           3.63                3.50
$100,000 to $249,999....      3.00           3.09                3.00
$250,000 to $499,999....      2.50           2.56                2.50
$500,000 to $999,999....      2.00           2.04                2.00
$1,000,000 to
 $2,999,999.............      1.00           1.01                1.00
$3,000,000 and over.....      0.50           0.50                0.50

  Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

  The Distributor will pay the appropriate reallowance to dealers to broker-dealer organizations which have entered into agreements with the Distributor. The reallowance to dealers may be changed from time to time.

  At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail Shares or the amount that the Funds will receive from such sales.

  In certain situations or for certain individuals, the front-end sales charge for Retail Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on the following types of transactions and/or investors:

  .  reinvestment of dividends and distributions;

  .  IRA, SEP and Keogh Plan accounts;

  . purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

  . purchases by directors, officers and employees of the Funds' Distributor and of broker-dealers having agreements with the Funds' Distributor pertaining to the sale of Retail Shares to the extent permitted by such organizations;

  . investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

  .  purchases by members of Galaxy's Board of Trustees;

  . purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates; and

  . any purchase of Retail Shares pursuant to the Reinstatement Privilege described below.

QUANTITY DISCOUNTS

  Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

  In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc. d/b/a 440 Financial) ("First Data") at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your Institution.

  Rights of Accumulation. A reduced sales charge applies to any purchase of Retail Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

  Letter of Intent. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail Shares of an Eligible Fund on which a sales charge has been paid that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

  First Data will hold in escrow Retail Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, First Data as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of Retail Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

  Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

  Reinstatement Privilege. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail Shares of the Funds or in Retail Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales charge. Retail Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

  Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to the Transfer Agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

  Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

THE FOLLOWING SENTENCE IS ADDED TO THE FIRST PARAGRAPH UNDER "INVESTOR PROGRAMS--EXCHANGE PRIVILEGE" (I) ON PAGE 16 OF THE TAXABLE BOND FUNDS' PROSPECTUS, (II) ON PAGE 21 OF THE TAX-EXEMPT BOND FUNDS' PROSPECTUS, AND (III) ON PAGE 22 OF THE EQUITY FUNDS' PROSPECTUS:

  No additional sales charge will be incurred when exchanging Retail Shares of a Fund for Retail Shares of another Galaxy portfolio that imposes a sales charge.

THE FOLLOWING SENTENCE IS ADDED TO THE SECOND PARAGRAPH UNDER "INVESTOR PROGRAMS--AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN" (I) ON PAGE 17 OF THE TAXABLE BOND FUNDS' PROSPECTUS, (II) ON PAGE 22 OF THE TAX-EXEMPT BOND FUNDS' PROSPECTUS, AND (III) ON PAGE 23 OF THE EQUITY FUNDS'
PROSPECTUS:

  Purchases of additional Retail Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge.

THE FOLLOWING PARAGRAPH IS ADDED AS THE FIFTH PARAGRAPH UNDER "PERFORMANCE AND YIELD INFORMATION" (I) ON PAGE 22 OF THE TAXABLE BOND FUNDS' PROSPECTUS, (II) ON PAGE 28 OF THE TAX-EXEMPT BOND FUNDS' PROSPECTUS, AND (III) ON PAGE 29 OF THE EQUITY FUNDS' PROSPECTUS:

  The Funds may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail Shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

                                 *  *  *  *  *

THE FOLLOWING IS A CONSOLIDATION OF INFORMATION PROVIDED IN PRIOR SUPPLEMENTS TO THE FUNDS' PROSPECTUSES:

FROM SUPPLEMENT DATED MARCH 31, 1995 TO PROSPECTUSES FOR ALL FUNDS.

Administrator, Transfer Agent and Distributor

  On March 31, 1995, The Shareholder Services Group, Inc. ("TSSG") d/b/a 440 Financial, a Massachusetts corporation and a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc. ("440"), Galaxy's administrator and transfer agent. The assets of 440 acquired by TSSG included all of the issued and outstanding stock of 440 Financial Distributors, Inc. ("440 Distributors"), Galaxy's distributor, and all rights to the name "440 Financial."

  At meetings held on December 1, 1994 and February 28, 1995, the Board of Trustees of Galaxy approved new administration and transfer agency agreements with TSSG and a new distribution agreement with 440 Distributors, which contain terms substantially the same as those in Galaxy's existing agreements with 440 and 440 Distributors.

  It is expected that the principal officers and substantially all of the employees of 440 and 440 Distributors that service Galaxy will continue to be employed by TSSG. The addresses and telephone numbers for 440 Financial and 440 Distributors in Galaxy's prospectuses will remain as the addresses and telephone numbers for TSSG and 440 Distributors.

  On November 1, 1995, TSSG changed its name to First Data Investor Services Group, Inc.

FROM SUPPLEMENT DATED JUNE 12, 1995 TO PROSPECTUS FOR TAX-EXEMPT BOND FUNDS:

THE FOLLOWING FINANCIAL HIGHLIGHTS SHOULD BE INCLUDED IN THE TAX-EXEMPT BOND FUNDS' PROSPECTUS AFTER PAGE 7.

  The "Financial Highlights" presented below, which set forth certain historic investment results for Retail Shares of the Rhode Island Municipal Bond Fund, should be read in conjunction with the financial statements, which are contained in Galaxy's Semi-Annual Report to Shareholders and the Statement of Additional Information. The following data for the period ended April 30, 1995 for Retail Shares of the Rhode Island Municipal Bond Fund are unaudited. Further information about the performance of the Rhode Island Municipal Bond Fund is available in Galaxy's Semi-Annual Report to Shareholders. The Statement of Additional Information and the Semi-Annual Report to Shareholders may be obtained from Galaxy free of charge by calling the telephone number on page 1 of the Prospectus.

                       RHODE ISLAND MUNICIPAL BOND FUND
                             FINANCIAL HIGHLIGHTS

             FOR A RETAIL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                PERIOD ENDED
                                                             APRIL 30, 1995(/1/)
                                                                 (UNAUDITED)
                                                             -------------------
Net Asset Value, Beginning of period........................       $ 10.00
                                                                   -------
Income from Investment Operations:
  Net investment income(/A/)................................          0.16
  Net realized and unrealized gain (loss) on investments....          0.32
                                                                   -------
    Total from Investment Operations........................          0.48
                                                                   -------
Less Dividends:
  Dividends from net investment income......................         (0.16)
  Dividends from net realized capital gains.................           --
                                                                   -------
    Total Dividends.........................................         (0.16)
                                                                   -------
Net increase (decrease) in net asset value..................          0.32
                                                                   -------
Net Asset Value, End of period..............................       $ 10.32
                                                                   =======
Total Return................................................          4.82%**
Ratios/Supplemental Data:
Net Assets, End of period (000's)...........................       $ 6,204
Ratios to average net assets:
  Net investment income.....................................          5.02%*
  Operating expenses(/A/)...................................          0.36%*
Portfolio Turnover Rate.....................................            12%

--------
*     Annualized
**    Not Annualized
(/1/) The Fund commenced operations on December 20, 1994.
(/A/) Net investment income per share and the operating expense ratio for Retail
      Shares before reimbursement and waiver of fees by the Investment Adviser for the period ended April 30, 1995 were $(0.02) and 5.89%, respectively.

FROM SUPPLEMENT DATED JULY 19, 1995 TO PROSPECTUS FOR EQUITY FUNDS:

THE FOLLOWING REPLACES THE EIGHTH PARAGRAPH UNDER THE HEADING "INVESTMENT ADVISER AND SUB-ADVISER" ON PAGE 25 OF THE EQUITY FUNDS' PROSPECTUS:

  Donald Jones replaced Frederick E. Thompson as the portfolio manager of the Asset Allocation Fund (the "Fund") on May 1, 1995. As portfolio manager, Mr. Jones is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet Investment Advisors Inc. and its predecessors as a portfolio manager since 1988 and has managed Galaxy's New York Municipal Bond Fund since September, 1994.

FROM SUPPLEMENT DATED SEPTEMBER 7, 1994 TO PROSPECTUS FOR TAXABLE BOND FUNDS:

  At a meeting held on September 7, 1995, Galaxy's Board of Trustees approved a change in a non-fundamental investment policy of the Intermediate Bond Fund (the "Fund"). The policy, which formerly provided that, under normal market and economic conditions, at least 65% of the Fund's assets would be invested in bonds and debentures rated at the time of purchase within the three highest rating categories of Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or, if unrated, deemed to be of comparable quality by the Fund's investment adviser, has been changed to provide that, under normal market and economic conditions, at least 65% of the Fund's assets will be invested in U.S. Government securities. As a result of this change in investment policy, the Board of Trustees also approved a change in the name of the Fund to "Intermediate Government Income Fund". Both the change in the Fund's investment policy and name are effective immediately.

FROM SUPPLEMENT DATED NOVEMBER 3, 1995 TO THE PROSPECTUSES FOR ALL FUNDS:

THE FOLLOWING PARAGRAPHS ARE ADDED IMMEDIATELY FOLLOWING "INVESTOR PROGRAMS-- AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN" (I) ON PAGE 17 OF THE TAXABLE BOND FUNDS' PROSPECTUS, (II) ON PAGE 22 OF THE TAX-EXEMPT BOND FUNDS' PROSPECTUS, AND (III) ON PAGE 23 OF THE EQUITY FUNDS' PROSPECTUS:

GALAXY COLLEGE INVESTMENT PROGRAM

  The Galaxy College Investment Program (the "College Program") permits an Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Retail Shares purchased in connection with the College Program will be subject to a sales load in accordance with Galaxy's Prospectus, unless the purchase qualifies for an exception to the load. See "How to Purchase and Redeem Shares--Public Offering Price". Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Purchase and Redeem Shares--Other Redemption Information" above for further information.

  Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from Galaxy's distributor (call
(800) 628-0413).